UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

INGREDION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center Westchester, Illinois	60154-5749
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 551-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On May 20, 2020, Ingredion Incorporated (the “Company”) held its 2020 annual meeting of stockholders. At the 2020 annual meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2020 annual meeting filed with the Securities and Exchange Commission on April 8, 2020 (the “2020 proxy statement”).

(b)    As of the record date for the 2020 annual meeting, an aggregate of 67,038,606 shares of the Company’s common stock were outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote per share.

The final voting results with respect to each proposal voted upon at the 2020 annual meeting are set forth below.

Proposal 1

The holders of the outstanding shares of the Company’s common stock elected to the Board of Directors of the Company each of the 11 nominees specified in the 2020 proxy statement, based on the following numbers of votes:

Name	For	Against	Abstentions	Broker Non-Votes
Luis Aranguren-Trellez	52,166,371	1,706,767	56,297	5,328,720
David B. Fischer	53,734,451	132,199	62,785	5,328,720
Paul Hanrahan	51,933,143	1,934,406	61,886	5,328,720
Rhonda L. Jordan	52,973,104	898,243	58,088	5,328,720
Gregory B. Kenny	50,928,957	2,940,403	60,075	5,328,720
Barbara A. Klein	52,483,929	1,389,437	56,069	5,328,720
Victoria J. Reich	53,595,846	274,833	58,756	5,328,720
Stephan B. Tanda	53,731,157	134,774	63,504	5,328,720
Jorge A. Uribe	53,543,276	322,620	63,539	5,328,720
Dwayne A. Wilson	53,405,546	461,124	62,765	5,328,720
James P. Zallie	53,441,316	427,157	60,962	5,328,720

Each nominee elected to the Board of Directors at the 2020 annual meeting was elected for a term of one year and until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal.

Proposal 2

The holders of the outstanding shares of the Company’s common stock approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2020 proxy statement, based on the following numbers of votes:

For	Against	Abstentions	Broker Non-Votes
49,330,888	4,488,727	109,820	5,328,720

Proposal 3

The holders of the outstanding shares of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020, based on the following numbers of votes:

For	Against	Abstentions
56,891,251	2,319,146	47,758

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2020	INGREDION INCORPORATED

	By:	/s/ Janet M. Bawcom
	Name:	Janet M. Bawcom
	Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

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